EXHIBIT 99.1

Nasdaq Symbol USPI February 2005

Nasdaq Symbol USPI February 2005

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward- looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW Strong same facility revenue growth and EBITDA growth Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with leading not-for-profit health care systems Experienced management team focusing on facility level operating discipline Leading operator of short stay surgical facilities in the U.S. and United Kingdom

FACILITIES 86 surgical facilities world-wide England Non-JV JV

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX (1) (1) Continuing operations 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 11 8 10 11 6 7 5 42 Q3 YTD Revenue Mix Orthopedic & Pain Mgmt Other Ophthalmology Plastic Gastrointestinal Ear, Nose & Throat Gynecology General Surgery 11% 8% 10% 11% 6% 7% 5% 42% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 74 2 10 14 Q3 YTD Payor Mix Private Insurance Self-Pay Other Government 74% 14% 10% 2%

INDUSTRY OVERVIEW

SURGERY CENTER BENEFITS ASCs are an important component of convenient access, cost efficient, quality health care: Enhanced efficiency for busy outpatient surgeons A caring, comfortable, efficient and easily accessible environment for patients and their families ASCs are a cost effective alternative to the traditional hospital experience Predictability of surgical schedule Designed for high throughput in limited hours and efficient space Lower upfront capital costs

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980

OPPORTUNITIES IN UNITED KINGDOM England Approximately 30% of the population in the Greater London market accesses the private health care market Physician-driven health care Inherent limitations of National Health System Strategically located facilities Strong management team

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH Same Facility Results ($ in millions) Domestic Net Revenue United Kingdom Net Revenue $42 $58 Exchange rate 16% 3Q04 YTD 3Q03 YTD Total 37% $316 $377 19% 2003 2002

STRONG FACILITY OPERATIONS USPI's EDGE - Every Day Giving Excellence Efficient processes maximize physician productivity and clinical services Staffing flexibility - reduces daily costs Salaries, wages and benefits are 25% of total net revenues Emphasis on facility operations drives volume and efficiencies

DEVELOPMENT STRATEGY USPI will continue to implement a two- pronged development strategy Enter new markets with joint venture partners Expand existing relationships into new markets Establish new ventures with leading not-for-profit health care systems Add facilities in existing markets Majority of facility growth will come through de novo developments

HEALTH CARE SYSTEM PARTNERS Promotes physician loyalty Leverages USPI's expertise Vehicle for expanding network 48 facilities in partnership with health care system partners (Las Vegas, Phoenix and 3 in S. California) BON SECOURS HEALTH SYSTEM, INC.

DE NOVO FACILITY ADDITIONS Not-for-profit partners increase de novo opportunities 3 2001 6 2002 4 2003 8-11 2005 2004 10

DE NOVO DEVELOPMENTS 16 of 17 de novo projects include a hospital partner Under Development Arizona 1 California 2 Missouri 1 New Jersey 1 Texas 5 Virginia 1 Under Construction (Hospital Partner) Baton Rouge, Louisiana Dallas, Texas (Baylor Health Care System) (2) New Jersey Southern California (Catholic Healthcare West) (2)

FINANCIAL OVERVIEW

SAME FACILITY OPERATING INCOME MARGINS (1) 30% Total Company Q303 YTD 33% Total Company Q304 YTD 26% 27% 34% 37% United Kingdom U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners (1) Continuing operations Q304 YTD

MARGIN FACTORS IN THE 3RD QUARTER 2004 De novo developments lower margin in the short term 10 de novos 2004 Changes in workers compensation payment and lapse of managed care contract Lowered same facility margin 250 bps in 3rd quarter

STRONG REVENUE GROWTH (1) ($ in millions) U.S U.K. $172.9 77% 23% 2001 $253.1 81% 19% 2002 $325.6 81% 19% 2003 46% 29% 3Q03 YTD $295.0 79% 21% 3Q04 YTD $236.3 82% 18% 25% (1) Continuing operations

RAPID NET INCOME GROWTH (1) $24.7 $16.7 2002 2003 48% $18.4 3Q03 YTD $24.2 3Q04 YTD 32% ($ in millions) (1) Continuing operations

RAPID EPS GROWTH (1) $0.88 $0.64 2002 2003 37% $0.66 3Q03 YTD $0.83 3Q04 YTD 26% ($ in millions) (1) Continuing operations

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents (1) Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization Sept 2004 $ 204.7 $ 109.5 148.9 $ 258.4 454.6 $ 713.0 (1) Includes approximately $165 (pretax) million for sale of Spanish business

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations Maintenance Capex Expansion Capex De Novo Investment (6) Net Change in Ownership Cash Available for Acquisitions Acquisitions (3) Q304 YTD $ 77 8 69 9 4 10 $ 46 $ 27

Earnings Per Share 2004 $1.12 - $1.14 MILEPOSTS FOR SUCCESS Earnings Per Share $1.48-$1.53 2005